SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              Form 8-K

              Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 1998

                       ALLIANCE ENTERTAINMENT CORP.
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             (Exact name of registrant as specified in its charter)



 Delaware                           1-13054                     13-3645913
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(State or other                (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)


352 Park Avenue South, New York, New York                         10010
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(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: (212) 685-6303



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Item 5.     Other Events

     On March 31, 1998, Alliance Entertainment Corp. (the "Company") announced its earnings for the month ended February 28, 1998. The Company reported a consolidated net loss of $4.5 million on net sales of $22.8 million. The reported loss includes $2.2 million in interest and reorganization expenses. The operating loss for core operations in the reporting period was $445,000 on net sales of $22.3 million, including the negative impact of Chapter 11 on operations. The Company also announced that it expects that the equity in a reorganized Company would be distributed to the Company's current creditors or new equity partners, and that under the plan of reorganization, current stock in the Company will be cancelled.

     Also on March 31, 1998, Alliance Entertainment Corp. (the "Company") filed the Trustee's Monthly Reporting Package for the Month Ended February 28, 1998 (the "Trustee's Report"). The Company is required to file this report with the United States Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's "Operating Guidelines and Financial Reporting Requirements." The Trustee's Report contains monthly unaudited consolidating financial statements of Alliance Entertainment Corp. and its debtor-in-possession subsidiaries, prepared in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7: "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code." for the one month period reported therein.

     Certain matters discussed in the press release and Trustee's Report are forward-looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates or goals are also forward-looking statements. Such statements address future events and conditions concerning capital expenditures, earnings, sales, liquidity and capital resources, and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements, by reason of factors such as future economic conditions, including changes in customer demand, legislative, regulatory and competitive developments in markets in which the Company operates; and other circumstances affecting anticipated revenues and costs.

Item 7.     Financial Statements and Exhibits

             (c)         Exhibits

     Exhibit 99.1 Press Release dated March 31, 1998

     Exhibit 99.2 Trustee's Monthly Reporting Package for the Month Ended
                    February 28, 1998


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALLIANCE ENTERTAINMENT CORP.


                                           By:/s/David E. Hawthorne
                                           ----------------------------
                                           Name: David E. Hawthorne
                                           Title: Executive Vice President
                                                  and Chief Financial Officer



Date: April 2, 1998


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                                  EXHIBIT INDEX


     Exhibit 99.1   Press Release dated March 31, 1998

     Exhibit 99.2 Trustee's Monthly Reporting Package for the Month Ended February 28, 1998